UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4764

Dreyfus Municipal Bond Opportunity Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	4/30
Date of reporting period:	4/30/09

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
34	Notes to Financial Statements
44	Report of Independent Registered
Public Accounting Firm
45	Important Tax Information
46	Board Members Information
49	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Opportunity Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Municipal Bond Opportunity Fund, covering the 12-month period from May 1, 2008, through April 30, 2009.

Both the municipal and taxable fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S.Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2008, through April 30, 2009, as provided by James Welch, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2009, Dreyfus Municipal Bond Opportunity Fund’s Class A shares produced a total return of –2.64%, Class B shares returned –3.26%, Class C shares returned –3.42% and Class Z shares returned –2.59%.1 The Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 3.11% for the same period.2

Municipal bonds suffered bouts of heightened volatility due to a severe financial crisis and economic downturn over much of the reporting period, but a market rally buoyed market averages late in the reporting period. The fund produced lower returns than its benchmark, due primarily to weakness among lower-rated credits.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to“discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Financial Crisis and Recession Sparked Heightened Volatility

An intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds, over much of the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the 1930s, putting fiscal pressure on most states and municipalities. Meanwhile, an ongoing credit crunch escalated in September 2008 into a global financial crisis that punished a number of large financial institutions, including major municipal bond insurers and dealers. These developments sparked a “flight to quality” in which investors fled riskier assets in favor of traditional safe havens, especially U.S.Treasury securities.

In this tumultuous environment, yield differences between municipal bonds and comparable Treasuries moved toward historically wide levels, as deleveraging among institutional investors resulted in widespread selling pressure even for creditworthy securities. A market rally in the reporting period’s final months,stemming in part from massive interventions into the financial crisis by government and monetary authorities, helped the municipal bond market erase most of its previous losses.

Defensive Strategies Cushioned Losses but Dampened Performance

Although we adopted a generally defensive investment posture in order to cushion losses during the downturn,the fund’s holdings of lower-rated credits — including bonds backed by the states’ settlement of litigation with U.S. tobacco companies and securities issued to finance industrial development projects — dampened the fund’s relative performance.

Whenever market liquidity allowed, we attempted to upgrade the fund’s credit profile by reducing its positions in corporate-backed municipal bonds rated BBB or lower in favor of general obligation bonds and essential-purpose revenue bonds from fiscally sound municipal issuers.We also maintained a larger-than-normal cash position during the worst of the financial crisis, and we attempted to increase diversification among the fund’s holdings.

Our interest-rate strategies also reflected a more conservative position, as we positioned the fund to capture the benefits of wider-than-average yield differences along the market’s maturity spectrum. We generally focused on bonds in the 20-year maturity range, which provided much of the yield of longer-term bonds but entailed less risk should inflation eventually accelerate as a result of massive government borrowing and spending.

Maintaining a Cautious Investment Posture

Although we recently have seen evidence of market stabilization and a return to a focus on fundamentals among investors, the U.S. economy has remained weak, and many states have continued to struggle with budget pressures. Consequently, we have maintained a generally defensive investment posture, including strategies to manage risks through careful credit analysis and diversification.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus
Municipal Bond Opportunity Fund on 4/30/99 to a $10,000 investment made in the Barclays Capital Municipal
Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for
Class Z shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses.
The fund invests primarily in municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A, Class B and
Class C shares.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund.
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/09

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)	11/26/86	–7.01%	1.74%	2.39%	—
without sales charge	11/26/86	–2.64%	2.67%	2.87%	—
Class B shares
with applicable redemption charge †	1/15/93	–6.97%	1.80%	2.56%	—
without redemption	1/15/93	–3.26%	2.13%	2.56%	—
Class C shares
with applicable redemption charge ††	7/13/95	–4.35%	1.91%	2.10%	—
without redemption	7/13/95	–3.42%	1.91%	2.10%	—
Class Z shares	10/14/04	–2.59%	—	—	2.04%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Opportunity Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C	Class Z

Expenses paid per $1,000†	$ 4.83	$ 7.37	$ 8.79	$ 4.53
Ending value (after expenses)	$1,052.20	$1,049.20	$1,048.30	$1,052.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C	Class Z

Expenses paid per $1,000†	$ 4.76	$ 7.25	$ 8.65	$ 4.46
Ending value (after expenses)	$1,020.08	$1,017.60	$1,016.22	$1,020.38

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.45% for Class B, 1.73% for
Class C and .89% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2009

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.0%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—.6%
University of Alabama Board of
Trustees, HR (University of
Alabama at Birmingham)
(Insured; MBIA, Inc.)	5.75	9/1/10	3,000,000 [a]	3,233,400
Arizona—3.8%
Arizona Health Facilities
Authority, Health Care
Facilities Revenue (The
Beatitudes Campus Project)	5.20	10/1/37	2,400,000	1,251,600
City of Phoenix, County of
Maricopa and the County of
Pima Industrial Development
Authorities, SFMR (Collateralized:
FHLMC, FNMA and GNMA)	5.80	12/1/39	5,205,000	5,348,085
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/33	5,000,000	5,321,550
Mohave County Industrial
Development Authority,
Correctional Facilities
Contract Revenue (Mohave
Prison, LLC Expansion Project)	8.00	5/1/25	5,000,000	5,232,750
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	5,000,000	3,321,150
California—10.6%
Anaheim Public Financing
Authority, Revenue (City of
Anaheim Electric System
Distribution Facilities)	5.25	10/1/34	3,185,000	3,199,524
California,
GO (Various Purpose)	5.75	4/1/31	2,675,000	2,729,570
California,
GO (Various Purpose)	6.50	4/1/33	5,000,000	5,478,200
California Health Facilities
Financing Authority, Revenue
(Providence Health and Services)	6.50	10/1/38	3,000,000	3,166,170

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

California (continued)
California Pollution Control
Financing Authority, PCR (San
Diego Gas and Electric
Company) (Insured; MBIA, Inc.)	5.90	6/1/14	12,710,000		13,724,766
California Statewide Communities
Development Authority,
Environmental Facilities
Revenue (Microgy
Holdings Project)	9.00	12/1/38	3,500,000		2,765,140
California Statewide Communities
Development Authority,
Revenue (Daughters of
Charity Health System)	5.25	7/1/35	6,270,000		4,251,812
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.88	6/1/13	2,170,000	[a]	2,629,346
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.90	6/1/13	1,920,000	[a]	2,328,192
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	7,500,000		6,082,575
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	4,900,000		3,132,423
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.13	6/1/47	3,750,000		1,933,912
Lincoln, Community Facilities
District Number 2003-1,
Special Tax Bonds (Lincoln
Crossing Project)	6.00	9/1/13	3,145,000	[a]	3,752,866
San Bernardino Community College
District, GO	6.25	8/1/33	2,000,000		2,187,860

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Colorado—4.9%
Colorado Educational and Cultural
Facilities Authority, LR
(Community Colleges of
Colorado System Headquarters
Project) (Insured; AMBAC)	5.50	12/1/21	1,100,000		1,157,530
Colorado Health Facilities
Authority, Revenue (Poudre
Hospital) (Insured; FSA)	5.25	3/1/36	1,650,000		1,565,784
Colorado Housing Finance Authority
(Single Family Program)
(Collateralized; FHA)	7.15	10/1/30	45,000		46,048
Colorado Housing Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	2,270,000		2,389,402
Denver City and County,
Airport Revenue (Insured; AMBAC)	6.00	11/15/17	5,000,000		5,066,450
Northwest Parkway Public Highway
Authority, Revenue	7.13	6/15/11	8,250,000	[a]	8,840,205
Northwest Parkway Public
Highway Authority, Revenue
(Insured; AMBAC)	0.00	6/15/11	6,125,000	[a,b]	2,246,221
University of Colorado Hospital
Authority, Revenue	5.25	11/15/39	4,810,000		3,705,335
University of Colorado Regents,
University Enterprise Revenue	5.75	6/1/28	1,000,000		1,085,200
Connecticut—1.7%
Connecticut,
GO	5.00	2/15/25	2,500,000		2,721,700
Mashantucket Western Pequot Tribe,
Special Revenue	5.75	9/1/27	8,000,000	[c]	4,360,240
Mashantucket Western Pequot Tribe,
Special Revenue	6.50	9/1/31	3,500,000	[c]	1,997,730
Florida—9.5%
Broward County Housing Finance
Authority, MFHR (Pembroke
Villas Project) (Insured; FSA)	5.55	1/1/23	1,000,000		1,006,280

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Broward County School Board,
COP (Master Lease Purchase
Agreement) (Insured; FSA)	5.00	7/1/21	1,250,000	1,259,925
Capital Projects Finance
Authority, Revenue (Capital
Projects Loan Program-AAAE
Airport Projects) (Insured;
MBIA, Inc.)	5.25	6/1/14	1,485,000	1,569,274
Capital Projects Finance
Authority, Student Housing
Revenue (Capital Projects Loan
Program-Florida Universities)
(Insured; MBIA, Inc.)	5.50	10/1/17	2,520,000	2,456,975
Escambia County Housing Finance
Authority, SFMR (Multi-County
Program) (Collateralized: FNMA
and GNMA)	5.50	10/1/21	1,770,000	1,784,797
Florida Board of Education,
Lottery Revenue (Insured; FGIC)	5.00	7/1/20	1,480,000	1,512,072
Florida Department of Children and
Family Services, COP (South
Florida Evaluation Treatment
Center Project)	5.00	10/1/21	1,600,000	1,644,288
Florida Housing Finance Agency,
Housing Revenue (Brittany of
Rosemont Apartments Project)
(Insured; AMBAC)	7.00	2/1/35	6,000,000	6,005,040
Florida Intergovernmental Finance
Commission, Capital Revenue
(Insured; AMBAC)	5.00	2/1/18	1,000,000	1,024,030
Florida Intergovernmental Finance
Commission, Capital Revenue
(Insured; AMBAC)	5.13	2/1/31	1,500,000	1,477,635
Florida State Board of Education,
Public Education Capital
Outlay Bonds	5.00	6/1/28	6,610,000	6,725,014
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	6.00	11/15/11	2,500,000 [a]	2,777,300

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Florida (continued)
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	4,250,000		3,709,740
Lee County Housing Finance
Authority, SFMR
(Collateralized: FHLMC,
FNMA and GNMA)	6.30	3/1/29	75,000		76,428
Miami-Dade County,
Aviation Revenue, Miami
International Airport (Hub of
the Americas) (Insured; FSA)	5.00	10/1/33	1,285,000		1,143,907
Miami-Dade County,
Solid Waste System Revenue
(Insured; FSA)	5.50	10/1/17	2,595,000		2,795,957
Miami-Dade County Housing Finance
Authority, MFMR (Country Club
Villas II Project) (Insured; FSA)	5.70	7/1/21	400,000		405,620
Orange County Housing Finance
Authority, MFHR (Palm Grove
Gardens) (Collateralized; FNMA)	5.15	1/1/23	1,175,000		1,190,181
Orange County Housing Finance
Authority, MFHR (Seminole
Pointe Apartments)	5.75	12/1/23	2,830,000		2,165,573
Osceola County Industrial
Development Authority, Revenue
(Community Provider Pooled
Loan Program)	7.75	7/1/17	937,000		867,381
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School Project)	7.00	7/1/36	215,000	[d]	128,996
Palm Bay,
Utility System Improvement
Revenue (Insured; FGIC)	0.00	10/1/20	1,845,000	[b]	1,017,739
Port of Palm Beach District,
Revenue (Insured; XLCA)	0.00	9/1/23	1,000,000	[b]	401,930
Port Saint Lucie,
Utility System Revenue
(Insured; MBIA, Inc.)	0.00	9/1/33	4,000,000	[b]	880,320

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Seminole Water Control District,
Improvement Bonds (Unit of
Development Number 2)	6.75	8/1/22	1,615,000	1,409,330
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured;
MBIA, Inc.)	5.00	8/1/21	1,095,000	992,180
Village Center Community
Development District, Utility
Revenue (Insured; MBIA, Inc.)	5.25	10/1/23	1,000,000	908,740
Winter Park,
Water and Sewer Revenue
(Insured; AMBAC)	5.38	12/1/18	1,730,000	1,832,987
Winter Springs,
Water and Sewer Revenue
(Insured; MBIA, Inc.)	5.00	4/1/20	1,585,000	1,619,886
Georgia—1.8%
College Park Business and
Industrial Development
Authority, Revenue (Civic
Center Project) (Insured; AMBAC)	5.75	9/1/10	4,250,000 [a]	4,609,720
Georgia,
GO	5.25	7/1/10	5,000,000 [a]	5,275,050
Illinois—3.2%
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.45	9/1/29	1,330,000	1,356,932
Chicago Board of Education,
Unlimited Tax GO (Dedicated
Revenues)	5.25	12/1/25	10,000,000	10,326,600
Illinois Development Finance
Authority, Revenue (Community
Rehabilitation Providers
Facilities Acquisition Program)	8.75	3/1/10	47,000	46,976
Illinois Development Finance
Authority, Revenue (Community
Rehabilitation Providers
Facilities Acquisition Program)	8.25	8/1/12	216,484	169,587

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Metropolitan Pier and Exposition
Authority, Dedicated State Tax
Revenue (McCormick Place
Expansion Project) (Insured;
MBIA, Inc.)	5.50	6/15/23	5,000,000	5,230,050
Kansas—1.4%
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	5.55	6/1/38	2,325,000	2,325,721
Wichita,
HR (Via Christi Health
System, Inc.)	6.25	11/15/19	2,000,000	2,074,620
Wichita,
HR (Via Christi Health
System, Inc.)	6.25	11/15/20	3,000,000	3,104,670
Kentucky—2.5%
Mount Sterling,
LR (Kentucky League of Cities
Funding Trust Program)	6.10	3/1/18	5,500,000	5,472,775
Paducah Electric Plant Board,
Revenue (Insured;
Assured Guaranty)	5.25	10/1/35	1,000,000	1,013,070
Pendleton County,
Multi-County LR (Kentucky
Association of Counties
Leasing Trust Program)	6.40	3/1/19	6,000,000	7,025,700
Louisiana—1.4%
Louisiana Housing Finance Agency,
SFMR (Home Ownership Program)
(Collateralized: FNMA and GNMA)	6.40	12/1/30	1,255,000	1,304,773
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	5,000,000	3,505,250
Saint James Parish,
SWDR (Freeport-McMoRan
Partnership Project)	7.70	10/1/22	3,020,000	2,850,034

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Massachusetts—3.7%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue)	5.50	11/15/36	3,500,000		3,794,455
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue)	5.25	7/1/30	9,485,000		10,615,517
Massachusetts Industrial
Finance Agency, Water
Treatment Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	2,450,000		2,072,920
Route 3 North Transportation
Improvement Association, LR
(Insured; MBIA, Inc.)	5.75	6/15/10	3,000,000	[a]	3,170,400
Michigan—6.8%
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	5.00	5/1/28	5,000,000		4,892,000
Michigan Building Authority,
Revenue (Facilities Program)
(Insured; FSA)	5.50	10/15/18	1,500,000		1,585,650
Michigan Building Authority,
Revenue (Facilities Program)
(Insured; FSA)	5.50	10/15/19	8,500,000		8,985,350
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	7,225,000		5,895,600
Pontiac Tax Increment Finance
Authority, Tax Increment
Revenue (Development
Area Number 3)	6.25	6/1/12	2,640,000	[a]	3,038,930
Pontiac Tax Increment Finance
Authority, Tax Increment
Revenue (Development
Area Number 3)	6.25	6/1/22	610,000		366,427

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Michigan (continued)
Romulus Economic Development
Corporation, Limited
Obligation EDR (Romulus HIR
Limited Partnership Project)
(Insured; ITT Lyndon Property
Insurance Company)	7.00	11/1/15	5,000,000		6,332,700
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	5,000,000		5,581,200
Minnesota—.9%
Chaska,
Electric Revenue	6.00	10/1/10	2,000,000	[a]	2,144,560
Minnesota Housing Finance Agency,
SFMR	5.95	1/1/17	375,000		375,630
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/30	3,000,000		2,313,960
Mississippi—.3%
Mississippi Home Corporation,
SFMR (Collateralized; GNMA)	6.95	12/1/31	1,495,000		1,533,302
Missouri—2.3%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.38	12/1/27	2,470,000		2,083,223
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony’s Medical Center)	6.13	12/1/10	4,000,000	[a]	4,357,640
Missouri Highways and
Transportation Commission,
Second Lien State Road Revenue	5.25	5/1/22	5,000,000		5,572,900
Missouri Housing Development
Commission, SFMR
(Homeownership Loan
Program) (Collateralized:
FNMA and GNMA)	6.30	9/1/25	90,000		91,604

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

New Jersey—2.3%
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
MBIA, Inc.)	5.50	1/1/10	6,000,000	[a]	6,202,080
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/13	5,135,000	[a]	6,223,363
New Mexico—1.2%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	6.38	4/1/22	1,430,000		1,344,886
Jicarilla Apache Nation,
Revenue	5.50	9/1/23	5,000,000		5,131,950
New York—7.2%
Austin Trust
(Port Authority of New York
and New Jersey, Consolidated
Bonds, 151st Series)	6.00	9/15/28	9,690,000	[c,e]	10,032,832
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	5,000,000		5,365,400
New York City Industrial
Development Agency,
Special Facility Revenue
(American Airlines, Inc.
John F. Kennedy International
Airport Project)	7.13	8/1/11	3,555,000		3,311,127
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	3,000,000		2,348,970
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue	6.00	6/15/10	3,085,000	[a]	3,306,380
New York State Dormitory
Authority, Revenue (New York
University) (Insured; MBIA, Inc.)	6.00	7/1/17	3,500,000		4,156,530

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	5,000,000	3,640,250
New York State Dormitory
Authority, Revenue
(Rochester Institute of
Technology) (Insured; AMBAC)	5.25	7/1/24	3,345,000	3,347,643
New York State Dormitory
Authority, Revenue (State
University Educational Facilities)	7.50	5/15/13	2,500,000	2,930,575
North Carolina—4.9%
North Carolina Eastern Municipal
Power Agency, Power
System Revenue	7.00	1/1/13	3,500,000	3,795,225
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.75	1/1/26	5,000,000	5,056,600
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; AMBAC)	6.00	1/1/18	7,500,000	8,081,925
North Carolina Medical Care
Commission, Revenue (North
Carolina Housing Foundation, Inc.)
(Insured; ACA)	6.45	8/15/20	1,000,000	837,360
North Carolina Medical Care
Commission, Revenue (North
Carolina Housing Foundation,
Inc.) (Insured; ACA)	6.63	8/15/30	2,565,000	1,879,401
University of North Carolina Board
of Governors of the University
of North Carolina at Chapel
Hill, General Revenue	5.00	12/1/34	6,350,000	6,496,304
Ohio—3.1%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	6.50	6/1/47	2,000,000	1,240,120

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Ohio (continued)
Cleveland-Cuyahoga County Port
Authority, Senior Special
Assessment/Tax Increment
Revenue (University Heights—
Public Parking Garage Project)	7.35	12/1/31	3,000,000		2,630,340
Cuyahoga County,
Hospital Facilities Revenue
(UHHS/CSAHS-Cuyahoga, Inc. and
CSAHS/UHHS-Canton, Inc. Project)	7.50	1/1/30	7,000,000		6,940,920
Hamilton County,
Sales Tax Refunding and
Improvement Bonds
(Insured; AMBAC)	0.00	12/1/25	14,865,000	[b]	5,805,228
Oklahoma—1.9%
McGee Creek Authority,
Water Revenue
(Insured; MBIA, Inc.)	6.00	1/1/13	5,660,000		6,057,389
Oklahoma Municipal Power
Authority, Power Supply
System Revenue	6.00	1/1/38	4,000,000		4,269,600
Oregon—1.6%
Oregon Department of
Administrative Services,
Lottery Revenue (Insured; FSA)	5.00	4/1/26	4,885,000		5,065,794
Portland,
Sewer System Revenue
(Insured; FGIC)	5.75	8/1/10	3,500,000	[a]	3,724,490
Pennsylvania—1.6%
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	2,000,000		1,497,860
Pennsylvania Economic
Development Financing
Authority, SWDR
(USG Corporation Project)	6.00	6/1/31	3,000,000		1,561,410
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	6.00	8/15/26	5,000,000		5,344,550

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

South Carolina—1.0%
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	5,000,000		5,263,900
Tennessee—1.5%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/31	4,955,000		3,981,937
Memphis Center City Revenue
Finance Corporation, Sports
Facility Revenue (Memphis Redbirds
Baseball Foundation Project)	6.50	9/1/28	8,000,000	[d]	4,038,480
Texas—8.1%
Alliance Airport Authority Inc.,
Special Facilities Revenue
(American Airlines, Inc. Project)	5.75	12/1/29	3,000,000		1,145,880
Austin Convention Enterprises Inc.,
Convention Center Hotel
First Tier Revenue	6.70	1/1/11	5,000,000	[a]	5,467,500
Brazos River Authority, PCR (TXU
Electric Company Project)	8.25	5/1/33	4,000,000		1,728,560
Brazos River Authority, PCR (TXU
Energy Company LLC Project)	5.00	3/1/41	3,000,000		1,086,930
Brazos River Authority,
Revenue (Reliant
Energy, Inc. Project)	5.38	4/1/19	3,250,000		2,965,560
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport, Joint
Revenue (Insured; FSA)	5.50	11/1/21	3,000,000		3,019,950
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty)	5.75	1/1/40	11,850,000		12,358,010
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	5,510,000		5,207,115
Southwest Independent School
District, Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.25	2/1/25	6,110,000		6,911,510

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Texas (continued)
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	3,500,000		3,484,915
Virginia—.7%
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.25	7/1/31	3,550,000		3,789,448
Washington—2.5%
Washington Public Power Supply
System, Revenue (Nuclear
Project Number 3) (Insured;
MBIA, Inc.)	7.13	7/1/16	10,425,000		13,187,625
West Virginia—1.0%
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	3,500,000		2,881,375
West Virginia Hospital Finance
Authority, HR (Charleston Area
Medical Center, Inc.)	6.00	9/1/10	2,440,000	[a]	2,623,878
Wisconsin—3.5%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/12	13,350,000	[a]	15,253,576
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	4,000,000		3,586,880
U.S. Related—.5%
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/26	3,000,000		2,732,580
Total Long-Term Municipal Investments
(cost $538,305,918)					525,879,868

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.4%	Rate (%)	Date	Amount ($)		Value ($)

California—.1%
Orange County Sanitation District,
COP, Refunding (Liquidity Facility;
Dexia Credit Locale)	1.00	5/1/09	800,000	[f]	800,000
Ohio—.3%
Cuyahoga County,
HR (W.O. Walker Center, Inc.
Project) (Insured; AMBAC and
Liquidity Facility; Key Bank)	9.00	5/7/09	1,425,000	[f]	1,425,000
Total Short-Term Municipal Investments
(cost $2,225,000)					2,225,000

Total Investments (cost $540,530,918)			98.4%		528,104,868
Cash and Receivables (Net)			1.6%		8,639,769
Net Assets			100.0%		536,744,637

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2009, these securities amounted to $16,390,802 or 3.1% of net assets.
d Non-income producing—security in default.
e Collateral for floating rate borrowings.
f Variable rate demand note—rate shown is the interest rate in effect at April 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	38.4
AA		Aa		AA	19.2
A		A		A	16.5
BBB		Baa		BBB	11.4
BB		Ba		BB	2.2
B		B		B	4.3
CCC		Caa		CCC	.4
F1		MIG1/P1		SP1/A1	.3
Not Rated[g]		Not Rated[g]		Not Rated[g]	7.3
					100.0

† Based on total investments.
g Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			540,530,918	528,104,868
Cash				4,729,685
Interest receivable				9,831,691
Receivable for investment securities sold				8,482,247
Receivable for shares of Beneficial Interest subscribed				70,879
Prepaid expenses and other assets				155,504
				551,374,874
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				424,442
Payable for investment securities purchased				8,987,158
Payable for floating rate notes issued—Note 4				4,845,000
Payable for shares of Beneficial Interest redeemed				274,931
Interest and expense payable related to
floating rate notes issued—Note 4				5,815
Accrued expenses				92,891
				14,630,237
Net Assets ($)				536,744,637
Composition of Net Assets ($):
Paid-in capital				610,826,231
Accumulated net realized gain (loss) on investments				(61,655,544)
Accumulated net unrealized appreciation
(depreciation) on investments				(12,426,050)
Net Assets ($)				536,744,637

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	269,846,272	4,347,642	14,702,023	247,848,700
Shares Outstanding	23,171,795	373,137	1,260,548	21,282,988
Net Asset Value Per Share ($)	11.65	11.65	11.66	11.65

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2009

Investment Income ($):
Interest Income	32,438,968
Expenses:
Management fee—Note 3(a)	3,055,999
Shareholder servicing costs—Note 3(c)	1,667,210
Interest and expense related to
floating rate notes issued—Note 4	368,973
Distribution fees—Note 3(b)	129,933
Professional fees	71,781
Registration fees	66,242
Custodian fees—Note 3(c)	62,937
Prospectus and shareholders’ reports	28,322
Trustees’ fees and expenses—Note 3(d)	18,322
Loan commitment fees—Note 2	9,234
Interest expense—Note 2	2,672
Miscellaneous	51,807
Total Expenses	5,533,432
Less—reduction in fees due to earnings credits—Note 1(b)	(25,906)
Net Expenses	5,507,526
Investment Income—Net	26,931,442
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(21,088,457)
Net realized gain (loss) on financial futures	262,106
Net Realized Gain (Loss)	(20,826,351)
Net unrealized appreciation (depreciation) on investments	(23,307,538)
Net Realized and Unrealized Gain (Loss) on Investments	(44,133,889)
Net (Decrease) in Net Assets Resulting from Operations	(17,202,447)

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2009	2008

Operations ($):
Investment income—net	26,931,442	26,322,223
Net realized gain (loss) on investments	(20,826,351)	(5,030,933)
Net unrealized appreciation
(depreciation) on investments	(23,307,538)	(19,790,039)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(17,202,447)	1,501,251
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(13,493,811)	(12,205,656)
Class B Shares	(272,812)	(389,945)
Class C Shares	(534,704)	(422,610)
Class Z Shares	(12,544,701)	(13,297,453)
Total Dividends	(26,846,028)	(26,315,664)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	21,346,082	19,713,056
Class B Shares	1,254,163	1,335,172
Class C Shares	4,915,594	2,494,973
Class Z Shares	6,603,364	8,075,856
Net assets received in connection
with reorganization—Note 1	—	75,827,457
Dividends reinvested:
Class A Shares	8,971,644	7,960,418
Class B Shares	174,572	230,569
Class C Shares	331,422	254,674
Class Z Shares	9,060,366	9,202,687
Cost of shares redeemed:
Class A Shares	(39,184,027)	(40,609,156)
Class B Shares	(6,202,019)	(6,958,891)
Class C Shares	(2,210,438)	(2,739,225)
Class Z Shares	(31,734,929)	(27,260,622)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(26,674,206)	47,526,968
Total Increase (Decrease) in Net Assets	(70,722,681)	22,712,555
Net Assets ($):
Beginning of Period	607,467,318	584,754,763
End of Period	536,744,637	607,467,318

		Year Ended April 30,

	2009	2008

Capital Share Transactions:
Class Aa
Shares sold	1,801,890	1,538,513
Shares issued in connection with
reorganization—Note 1	—	5,433,955
Shares issued for dividends reinvested	762,813	627,299
Shares redeemed	(3,347,035)	(3,188,279)
Net Increase (Decrease) in Shares Outstanding	(782,332)	4,411,488
Class Ba
Shares sold	107,314	105,095
Shares issued in connection with
reorganization—Note 1	—	294,375
Shares issued for dividends reinvested	14,758	18,142
Shares redeemed	(523,033)	(543,612)
Net Increase (Decrease) in Shares Outstanding	(400,961)	(126,000)
Class C
Shares sold	420,753	195,473
Shares issued in connection with
reorganization—Note 1	—	216,723
Shares issued for dividends reinvested	28,212	20,046
Shares redeemed	(188,579)	(215,078)
Net Increase (Decrease) in Shares Outstanding	260,386	217,164
Class Z
Shares sold	552,118	625,853
Shares issued for dividends reinvested	770,240	724,521
Shares redeemed	(2,655,326)	(2,136,912)
Net Increase (Decrease) in Shares Outstanding	(1,332,968)	(786,538)

a During the period ended April 30, 2009, 255,144 Class B shares representing $3,052,070 were automatically converted to 255,309 Class A shares and during the period ended April 30, 2008, 280,628 Class B shares representing $3,590,148 were automatically converted to 280,789 Class A shares.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.56	13.10	12.91	13.12	12.81
Investment Operations:
Investment income—net[a]	.57	.57	.57	.59	.59
Net realized and unrealized
gain (loss) on investments	(.91)	(.54)	.18	(.21)	.31
Total from Investment Operations	(.34)	.03	.75	.38	.90
Distributions:
Dividends from investment income—net	(.57)	(.57)	(.56)	(.59)	(.59)
Net asset value, end of period	11.65	12.56	13.10	12.91	13.12
Total Return (%)[b]	(2.64)	.28	5.94	2.93	7.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00	1.17	1.16	1.09	1.03
Ratio of net expenses
to average net assets	.99	1.17[c]	1.16[c]	1.09[c]	1.02
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.07	.23	.25	.18	.10
Ratio of net investment income
to average net assets	4.85	4.49	4.33	4.51	4.54
Portfolio Turnover Rate	56.67	77.20	68.06	48.31	48.30
Net Assets, end of period ($ x 1,000)	269,846	300,982	256,047	258,504	279,612

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.57	13.11	12.91	13.12	12.82
Investment Operations:
Investment income—net[a]	.49	.49	.49	.52	.52
Net realized and unrealized
gain (loss) on investments	(.90)	(.53)	.21	(.21)	.31
Total from Investment Operations	(.41)	(.04)	.70	.31	.83
Distributions:
Dividends from investment income—net	(.51)	(.50)	(.50)	(.52)	(.53)
Net asset value, end of period	11.65	12.57	13.11	12.91	13.12
Total Return (%)[b]	(3.26)	(.25)	5.48	2.40	6.64
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54	1.67	1.67	1.61	1.54
Ratio of net expenses
to average net assets	1.53	1.67[c]	1.67[c]	1.61[c]	1.54[c]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.07	.23	.25	.18	.10
Ratio of net investment income
to average net assets	4.26	3.95	3.81	3.99	4.02
Portfolio Turnover Rate	56.67	77.20	68.06	48.31	48.30
Net Assets, end of period ($ x 1,000)	4,348	9,732	11,799	16,462	21,192

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.58	13.12	12.93	13.14	12.83
Investment Operations:
Investment income—net[a]	.49	.47	.47	.49	.49
Net realized and unrealized
gain (loss) on investments	(.93)	(.53)	.19	(.21)	.32
Total from Investment Operations	(.44)	(.06)	.66	.28	.81
Distributions:
Dividends from investment income—net	(.48)	(.48)	(.47)	(.49)	(.50)
Net asset value, end of period	11.66	12.58	13.12	12.93	13.14
Total Return (%)[b]	(3.42)	(.46)	5.16	2.18	6.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.76	1.91	1.89	1.82	1.76
Ratio of net expenses
to average net assets	1.75	1.91[c]	1.89[c]	1.82[c]	1.76[c]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.07	.23	.25	.18	.10
Ratio of net investment income
to average net assets	4.12	3.74	3.58	3.78	3.81
Portfolio Turnover Rate	56.67	77.20	68.06	48.31	48.30
Net Assets, end of period ($ x 1,000)	14,702	12,586	10,274	9,121	9,158

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended April 30,

Class Z Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	12.56	13.10	12.91	13.12	13.09
Investment Operations:
Investment income—net[b]	.58	.58	.57	.60	.32
Net realized and unrealized
gain (loss) on investments	(.91)	(.54)	.19	(.21)	.03
Total from Investment Operations	(.33)	.04	.76	.39	.35
Distributions:
Dividends from investment income—net	(.58)	(.58)	(.57)	(.60)	(.32)
Net asset value, end of period	11.65	12.56	13.10	12.91	13.12
Total Return (%)	(2.59)	.33	6.00	2.99	2.71[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	1.08	1.10	1.03	.98[d]
Ratio of net expenses
to average net assets	.94[e]	1.08[e]	1.10[e]	1.03[e]	.96[d]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.07	.23	.25	.18	.10
Ratio of net investment income
to average net assets	4.90	4.53	4.38	4.57	4.49[d]
Portfolio Turnover Rate	56.67	77.20	68.06	48.31	48.30
Net Assets, end of period ($ x 1,000)	247,849	284,168	306,634	324,537	350,202

a	From October 14, 2004 (commencement of initial offering) to April 30, 2005.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Opportunity Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Municipal Bond Fund” to “Dreyfus Municipal Bond Opportunity Fund”.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

As of the close of business on November 27, 2007, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to the liabilities, of Dreyfus Premier State Municipal Bond Fund, Florida Series (“Florida Series”) were transferred to the fund in exchange for corresponding class of shares of Beneficial Interest of the fund of equal value. Shareholders of Class A, Class B and Class C shares of the Florida Series received Class A, Class B and Class C shares of the fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in the Florida Series at the time of the exchange. The net asset value of the fund’s shares on the close of business on November 27, 2007, after the reorganization, was $12.75 for Class A, $12.76 for Class B and $12.77 for Class C, and a total of 5,433,955 Class A shares, 294,375 Class B shares and 216,723 Class C shares, representing net assets of $75,827,457 (including $1,541,384 net unrealized appreciation on investments) were issued to the Florida Series shareholders in the exchange. The exchange was a tax-free event to the Florida Series shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of General Municipal Bond Fund, Inc. as a result of the reorganization of such fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	—	528,104,868	—	528,104,868
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $372,304, accumulated capital losses $48,376,176 and unrealized depreciation $12,638,480. In addition, the fund had $13,066,938 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2009. If not applied, $17,083,173 of the carryover expires in fiscal 2010, $10,015,796 expires in fiscal 2011, $8,158,132 expires in fiscal 2012, $910,072 expires in fiscal 2016 and $12,209,003 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2009 and April 30, 2008 were as follows: tax exempt income $26,843,543 and $26,289,307 and ordinary income $2,485 and $26,357, respectively.

During the period ended April 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $85,414, increased accumulated net realized gain (loss) on investments by $9,636,443 and decreased paid-in capital by $9,551,029. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million unsecured credit facility led by Citibank, N.A. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility with Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing

The Fund

39

NOTES TO FINANCIAL STATEMENTS (continued)

of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of the Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended April 30, 2009 was approximately $157,300, with a related weighted average annualized interest rate of 1.70%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2009, the Distributor retained $11,475 from commissions earned on sales of the fund’s Class A shares and $29,401 and $1,194 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2009, Class B and Class C shares were charged $32,135 and $97,798, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class Z shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares and .20% of the value of the average daily net assets of Class Z shares, for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to

Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B, Class C and Class Z shares were charged $698,145, $16,068, $32,599 and $513,823, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $234,406 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $20,622 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $62,937 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $4,976 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $240,349, Rule 12b-1 distribution plan fees $10,705, shareholder services plan fees $99,154, custodian fees $31,641, chief compliance officer fees $2,793 and transfer agency per account fees $39,800.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2009, amounted to $315,573,478 and $317,518,824, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. These investments require initial margin deposits with a broker, which consist of cash or cash equiva-lents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss.At April 30, 2009, there were no financial futures contracts outstanding.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The average daily amount of borrowings outstanding under the inverse floater structure during the period ended April 30, 2009, was approximately $13,834,200, with a related weighted average annualized interest rate of 2.67%.

At April 30, 2009, the cost of investments for federal income tax purposes was $535,898,348; accordingly, accumulated net unrealized depreciation on investments was $12,638,480, consisting of $24,085,802 gross unrealized appreciation and $36,724,282 gross unrealized depreciation.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Municipal Bond Opportunity Fund

We have audited the accompanying statement of assets and liabilities, of Dreyfus Municipal Bond Opportunity Fund (formerly, Dreyfus Premier Municipal Bond Fund), including the statement of investments, as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Opportunity Fund at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2009 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $2,485 that is being designated as an ordinary income distribution for reporting purposes.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2009 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, both of which will be mailed by early 2010.

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (65)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 172
———————
Clifford L. Alexander, Jr. (75)
Board Member (1986)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 52
———————
David W. Burke (73)
Board Member (2007)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
———————
Peggy C. Davis (66)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 55

Diane Dunst (69)
Board Member (2007)
Principal Occupation During Past 5Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 22
———————
Ernest Kafka (76)
Board Member (1986)
Principal Occupation During Past 5Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
No. of Portfolios for which Board Member Serves: 22
———————
Nathan Leventhal (66)
Board Member (1989)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 36
———————
Daniel Rose (79)
Board Member (2007)
Principal Occupation During Past 5Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 36

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Warren B. Rudman (78)
Board Member (2007)
Principal Occupation During Past 5Years:
• Co-Chairman, Stonebridge International LLC
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member Jay I. Meltzer, Emeritus Board Member Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 49

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,437 in 2008 and $39,208 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2008 and $5,276 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,709 in 2008 and $3,181 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $236 in 2008 and $153 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,465,481 in 2008 and $18,957,657 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Bond Opportunity Fund

By:	/s/ J. David Officer

J. David Officer,
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	June 29, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	June 29, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)